UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2020

CYTOSORBENTS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-36792	98-0373793
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Deer Park Drive, Suite K, Monmouth Junction, New Jersey	08852
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 329-8885

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	CTSO	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

CytoSorbents Corporation (the “Company”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”) on June 2, 2020. The Annual Meeting was a virtual meeting held online via live audio webcast. At the Annual Meeting, the following matters were submitted to a vote of stockholders:

1.	The election of five (5) directors to serve until the Company’s 2021 Annual Meeting of Stockholders, or until their respective successors shall have been duly elected and qualified; and

2.	The ratification of the appointment of WithumSmith+Brown, PC, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

At the close of business on April 13, 2020, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were 36,211,234 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. The holders of 26,213,775 shares of the Company’s common stock were represented virtually or by proxy at the Annual Meeting, constituting a quorum.

At the Annual Meeting, (i) the five directors were elected and (ii) the appointment of the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 was ratified.

Proposal No. 1 — Election of Directors

The vote with respect to the election of directors was as follows:

Nominees	For	Against	Abstain	Broker Non-Votes
Al W. Kraus	9,779,917	3,111,280	30,831	13,291,747
Dr. Edward R. Jones	10,387,510	2,498,725	35,793	13,291,747
Michael Bator	12,321,761	564,319	35,948	13,291,747
Dr. Phillip P. Chan	12,348,426	553,948	19,654	13,291,747
Alan D. Sobel	9,113,282	3,762,286	46,460	13,291,747

Proposal No. 2 — Ratification of the Appointment of Independent Registered Public Accounting Firm

The vote with respect to the ratification of the appointment of WithumSmith+Brown, PC, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 was as follows:

For	Against	Abstain
25,837,196	330,002	46,577

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 3, 2020	CytoSorbents Corporation

	By:	/s/ Dr. Phillip P. Chan
		Name:	Dr. Phillip P. Chan
		Title:	Chief Executive Officer